UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2011

L-1 IDENTITY SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or Other Jurisdiction of Incorporation)	001-33002 (Commission File Number)	02-0807887 (I.R.S. Employer Identification No.)

177 BROAD STREET STAMFORD, CT (Address of Principal Executive Offices)		06901 (Zip Code)

Registrant’s telephone number including area code: (203) 504-1100

Not Applicable (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 15, 2011, L-1 Identity Solutions, Inc. ("L-1") and Safran SA ("Safran") were informed by the Committee on Foreign Investment in the United States ("CFIUS") that CFIUS will proceed with a 45-day investigation of L-1’s previously announced merger transaction with Safran.

As previously disclosed, in connection with the Safran merger, L-1 and Safran withdrew and re-filed a joint voluntary notice to CFIUS on February 11, 2011 in order to provide additional time to continue the negotiation of a mitigation agreement with the CFIUS agencies.  The re-filing commenced a new 30-day review period that expired on March 15, 2011.  CFIUS has now determined to proceed with a 45-day investigation of the merger transaction, during which time L-1 and Safran will continue the negotiation of a mitigation agreement with the CFIUS agencies. The 45-day investigation period is scheduled to expire on April 29, 2011.  The investigation period could conclude earlier upon entry into a mutually acceptable mitigation agreement among L-1, Safran and CFIUS, or may be extended by mutual consent of the parties and CFIUS.  The Company believes that the parties are making progress in the CFIUS approval process, and that final approval will be obtained on or prior to the expiration of the 45-day investigation period expiring April 29, 2011, subject to reaching agreement with CFIUS on a mutually acceptable mitigation arrangement.

Based on the foregoing, L-1 currently expects the Safran merger to close within 45-60 days of the date of this Form 8-K (if not earlier), subject to the timing and successful completion of the CFIUS process, and assuming satisfaction or waiver of all other applicable conditions.

Forward Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current views based on management’s beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of customer funding for L-1 products and solutions, general economic and political conditions, the timing of consummating the previously announced proposed merger with Safran SA, the risk that a condition to closing such transaction may not be satisfied or waived, the risk that a regulatory approval that may be required for such transaction is not obtained or is obtained subject to conditions that are not anticipated, the ability of the Company to successfully refinance or amend its credit agreement on a timely basis if required, and additional risks and uncertainties described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2010. L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2011
L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ Robert V. LaPenta
Name:	Robert V. LaPenta
Title	Chairman, President & CEO